                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 29, 2004
                                                   --------------


                          THE SHERWIN-WILLIAMS COMPANY
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               (Exact Name of Registrant as Specified in Charter)


     Ohio                     1-04851                     34-0526850
---------------          ----------------      ---------------------------------
(State or Other          (Commission File      (IRS Employer Identification No.)
Jurisdiction of               Number)
Incorporation)


                101 Prospect Avenue, N.W., Cleveland, Ohio 44115
                ------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code:  (216) 566-2000
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
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)   Exhibits

      99 Press Release of The Sherwin-Williams Company, dated April 29, 2004. A copy of this press release is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of this report.

Item 12. Results of Operations and Financial Condition.
         ----------------------------------------------

      On April 29, 2004, The Sherwin-Williams Company issued a press release announcing its financial results for the first quarter ended March 31, 2004 and certain other information. A copy of this press release is furnished with this report as Exhibit 99 and is incorporated herein by reference.

                                   SIGNATURES
                                   ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          THE SHERWIN-WILLIAMS COMPANY


April 29, 2004                            By: /s/ L.E. Stellato
                                             -----------------------------------
                                             L.E. Stellato
                                             Vice President, General Counsel and
                                             Secretary



                                  EXHIBIT INDEX
                                  -------------

   Exhibit No.    Exhibit Description
   -----------    -------------------
      99          Press Release of The Sherwin-Williams Company, dated April
                  29, 2004.




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